Subsidiary Sale	12 Months Ended
Dec. 31, 2014
Contingent Subsidiary Sale [Abstract]
Contingent Subsidiary Sale [Text Block]
3. Subsidiary Sale

On June 13, 2014, the Company closed on an agreement for the sale of 100% of the issued and outstanding capital stock of Proteabio Europe to AzurRx BioPharma, Inc. (the “Buyer”) pursuant to the terms of a Stock Purchase and Sale Agreement (the “SPA”), dated as of May 21, 2014. Under the terms of the SPA the Buyer is required to raise gross proceeds from an equity or equity-linked financing in excess of $2,000,000, or the stock purchased would revert back to the Company. Under the terms of the SPA, the Company received the following consideration:

i.	an aggregate amount of $300,000 (the “Purchase Price”) including $200,000 in cash and $100,000 from the forgiveness of outstanding indebtedness of the Company owed to the Buyer;
ii.	100 shares of Series A Preferred Stock of the Buyer (the “Preferred Stock”) that is convertible into 33% of the issued and outstanding common stock of the Buyer; and
iii.
the right to receive certain other contingent consideration to be paid upon the satisfaction of certain events, including (a) a one-time milestone payment of $2,000,000 due within (10) days of receipt of the first approval by the FDA of a New Drug Application or Biologics License Application for a Business Product; (b) royalty payments equal to 2.5% of net sales of Business Product up to $100,000,000 and 1.5% of net sales of Business Product in excess of $100,000,000 and (c) ten percent (10%) of the Transaction Value received in connection with a sale or transfer of the pharmaceutical development business of Proteabio Europe.

Effective upon the closing of the Sale, Thijs Spoor, a former director of the Company, was appointed to serve as a director and the Executive Chairman of the Buyer. While the Board did not establish a special committee to evaluate the fairness of this related party transaction or obtain a fairness opinion, the Board nevertheless believes that the terms of the transaction are no less favorable to the Company and its shareholders than such terms that would have been obtained from an unaffiliated third party.

In addition, the Company received $300,000 on March 27, 2014 upon the signing of the Option Agreement with the Buyer. All contingencies of the Option Agreement were satisfied upon the signing of the SPA.

In connection with the closing, the Company assigned (i) to Proteabio Europe all of its rights, assets, know-how and intellectual property rights in connection with program PR1101 and those granted under the Joint Research and Development Agreement with Laboratoires Mayoly Spindler SAS dated March 22, 2010 and (ii) to the Buyer all amounts, together with any right of reimbursement, due to the Company in connection with outstanding shareholder loans.

For the year ended December 31, 2014, the Company realized a gain on subsidiary sale of $1,245,712. Gross proceeds were $586,638 and included cash proceeds of $500,000, forgiveness of debt of $100,000 less legal costs of $13,362. Additionally, AzurRx funded the operations of Proteabio Europe after June 13, 2014, which amounted to $761,258 as of December 31, 2014.

By December 12, 2014, the Buyer raised gross proceeds from an equity or equity-linked financing in excess of $2 million. As a result, the Company has deconsolidated the results of Proteabio Europe as of December 12, 2014 from the financial statements. In addition, the Company has recorded an investment that is accounted for on the equity method of accounting and consists of a 33% interest in the Buyer. The Company determined the  fair market value of the investment as having no value as AzurRx is still in early stages of organizing and has not reached commercialization. The net value of this investment as presented on our consolidated balance sheet at December 31, 2014 was $0.